                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1997


                                  DYNAMEX INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                        000-21057                 86-0712225
(State or Other Jurisdiction of   (Commission File Number)     (IRS employment
Incorporation or Organization)                               identification no.)


                              1431 Greenway Drive
                                   Suite 345
                              Irving, Texas 75038
                    (Address of principal executive offices)



Registrant's telephone number, including area code:           (972) 756-8180



                                                              Page 1 of __ pages
                                                        Exhibit index on page 2

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

     On September 30, 1997 the Company acquired the stock of City Courier, Inc., New York Document Exchange Corporation and Eastside/Westside, Inc. (collectively, the "New York Companies"). The New York Companies are engaged in the same-day transportation and facilities management business, in the metropolitan New York City area. The stockholders of the New York Companies received $12.1 million in cash in the transaction. In addition, the Company assumed obligations amounting to $2.5 million. The consideration was determined in arms-length negotiations between the Company and the stockholders of the New York Companies. The transaction is being accounted for using the purchase method of accounting.

     The cash portion of the purchase price was obtained by the Company pursuant to its revolving credit agreement with NationsBank.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Combined financial statements of the New York Companies for the year ended May 31, 1997 are included herein.

(b) PRO FORMA FINANCIAL INFORMATION.

     Pro forma financial statements of the Company reflecting the acquisition of the New York Companies are not currently available but will be filed not later than 60 days from the date on which this report on Form 8-K was required to be filed.

(c)  EXHIBITS.

2.1 Stock Purchase Agreement dated September 30, 1997 by and among Dynamex Inc. and the Shareholders of City Courier, Inc., New York Document Exchange Corporation and Eastside/Westside, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DYNAMEX INC.



Date:  October 7, 1997                      By: /s/ Robert P. Capps
                                               ----------------------------
                                                Robert P. Capps
                                                Vice President,
                                                Chief Financial Officer

Combined Financial Statements of

NEW YORK DOCUMENT EXCHANGE
CORPORATION, EASTSIDE-WESTSIDE,
INC., AND CITY COURIER, INC.

May 31, 1997

                        [DELOITTE & TOUCHE LETTERHEAD]




INDEPENDENT AUDITORS' REPORT


To the Stockholders of
New York Document Exchange Corporation,
   Eastside-Westside, Inc., and City Courier, Inc.


We have audited the accompanying combined balance sheet of New York Document Exchange Corporation, Eastside-Westside, Inc., and City Courier, Inc. (the "Companies"), all of which are under common ownership and common management, as of May 31, 1997 and the related combined statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the combined financial position of the Companies' at May 31, 1997 and the combined results of their operations and their combined cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE

Chartered Accountants

Toronto, Ontario
August 1, 1997

TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Combined Balance Sheet                                                     1


Combined Statement of Operations                                           2


Combined Statement of Stockholders' Equity                                 3


Combined Statement of Cash Flows                                           4


Notes to the Combined Financial Statements                              5-10

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
COMBINED BALANCE SHEET
MAY 31, 1997
-------------------------------------------------------------------------------

ASSETS
CURRENT
   Cash                                                                   $   338,480
   Accounts receivable (net of allowance for
      doubtful accounts of $59,488)                                         2,155,850
   Due from affiliates                                                         83,329
   Stockholders' loans receivable                                             296,495
   Other current assets (Note 4)                                              138,920
                                                                          -----------
                                                                            3,013,074

PROPERTY AND EQUIPMENT (Note 5)                                                94,212

INTANGIBLES, NET (Note 6)                                                       8,604

OTHER ASSETS                                                                   29,730
                                                                          -----------
                                                                          $ 3,145,620
                                                                          ===========

LIABILITIES

CURRENT
   Accounts payable                                                       $   206,481
   Accrued payroll                                                            241,650
   Accrued workmen's compensation                                             177,680
   Other accrued liabilities                                                   35,932
   Accrued death benefit (Note 9)                                           1,500,000
   Income taxes payable                                                       152,365
   Line of credit (Note 7)                                                    196,298
   Capital lease obligation - current (Note 8)                                 26,225
   Deferred taxes payable                                                     413,823
                                                                          -----------
                                                                            2,950,454

CAPITAL LEASE OBLIGATIONS (Note 8)                                             14,372
                                                                          -----------
                                                                            2,964,826
                                                                          -----------

COMMITMENTS AND CONTINGENCIES (Note 12)                                          --

STOCKHOLDERS' EQUITY

   Common stock
      New York Document Exchange Corporation - ($1 par value;
         authorized 200 shares; issued 150 shares)                                150
      Eastside-Westside, Inc. - ($5 par value; authorized 200 shares;
         issued 111 shares)                                                       555
      City Courier, Inc. (No par value; authorized 200 shares;
         issued 100 shares)                                                    41,000
   Additional paid-in capital                                                  58,651
   Treasury stock                                                                (500)
   Stock subscription receivable                                               (1,000)
   Retained earnings                                                           81,938
                                                                          -----------
                                                                              180,794
                                                                          -----------
                                                                          $ 3,145,620
                                                                          ===========


See notes to combined financial statements.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1997
-------------------------------------------------------------------------------



REVENUE                                            $ 21,835,219

COST OF SALES                                        16,657,053
                                                   ------------

GROSS MARGIN                                          5,178,166

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES          4,592,612
                                                   ------------

OPERATING INCOME                                        585,554

INTEREST EXPENSE                                         46,388
                                                   ------------

INCOME BEFORE UNDERNOTED ITEM AND INCOME TAXES          539,166

DEATH BENEFIT EXPENSE (Note 9)                        1,500,000
                                                   ------------

LOSS BEFORE INCOME TAXES                               (960,834)

INCOME TAXES (Note 10)                                  113,790
                                                   ------------
NET LOSS                                           $ (1,074,624)
                                                   ============




See notes to combined financial statements.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED MAY 31, 1997
-------------------------------------------------------------------------------

                                                  Common Stock
                      ----------------------------------------------------------------------------
                      New York Document
                      Exchange Corporation   Eastside - Westside, Inc.     City Courier, Inc.
                      --------------------   -------------------------     -----------------------     Additional
                        Number                   Number                     Number                       Paid-in
                       of Shares   Amount       of Shares    Amount        of Shares      Amount         Capital
                      ----------   ------       ---------    ------        ---------      ------       ----------
BALANCE, BEGINNING
   OF YEAR                150        $150           111        $555            100        $41,000        $ 108,195

NET LOSS                  --          --            --          --             --            --               --

TREASURY STOCK
    REACQUIRED            --          --            --          --             --            --            (49,544)
                          ---        ----           ---        ----            ---        -------        ---------
BALANCE, ENDING
   OF YEAR                150        $150           111        $555            100        $41,000        $  58,651
                          ===        ====           ===        ====            ===        =======        =========


                                 Treasury Stock
                             ----------------------      Stock
                              Number                 Subscription         Retained
                             of Shares     Amount     Receivable          Earnings             Total
                             ----------  ----------  ------------      --------------      -------------
BALANCE, BEGINNING
   OF YEAR                      --        $--           $(1,000)        $ 1,156,562         $ 1,305,462

NET LOSS                        --         --              --            (1,074,624)         (1,074,624)

TREASURY STOCK
    REACQUIRED                  50         (500)           --                  --               (50,044)
                                --        -----         -------         -----------         -----------
BALANCE, ENDING
   OF YEAR                      50        $(500)        $(1,000)        $    81,938         $   180,794
                                ==        =====         =======         ===========         ===========



See notes to combined financial statements.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDING MAY 31, 1997
-------------------------------------------------------------------------------


OPERATING ACTIVITIES:
   Net loss                                                         $(1,074,624)
   Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                    52,415
        Deferred income taxes                                          (106,553)
   Changes in assets and liabilities
      Increase in accounts receivable                                   (96,027)
      Increase in due from affiliates                                   (61,100)
      Increase in other current assets                                  (32,849)
      Increase in accounts payable and accrued expenses               1,515,760
      Increase in income taxes payable                                  100,897
                                                                    -----------
   Net cash provided by operating activities                            297,919
                                                                    -----------

FINANCING ACTIVITIES:
   Obligations under capital lease                                      (23,583)
   Borrowings on credit facility                                        695,000
   Repayments of credit facility                                       (695,000)
   Reacquisition of common stock                                        (50,044)
   Advances to stockholders                                             (69,725)
                                                                    -----------
   Net cash used in financing activities                               (143,352)
                                                                    -----------

INVESTING ACTIVITIES:
   Acquisition of property and equipment                                (27,106)
   Increase in other assets                                               2,178
                                                                    -----------
   Net cash used in investing activities                                (24,928)
                                                                    -----------

NET INCREASE IN CASH                                                    129,639

CASH, BEGINNING OF THE YEAR                                             208,841
                                                                    -----------
CASH, END OF THE YEAR                                               $   338,480
                                                                    ===========
SUPPLEMENTAL DISCLOSURE OF CASH
   FLOW INFORMATION
      Income taxes paid                                             $    68,746
      Interest paid                                                 $    46,388
                                                                    ===========


See notes to combined financial statements.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

       New York Document Exchange Corporation, Eastside-Westside, Inc., and City Courier, Inc. (collectively the "Companies") provide facility management, overnight courier, messenger, and mail box subscription services in the New York City metropolitan area. The majority of revenues are earned from messenger and facilities management services.

2.     PRINCIPLES OF COMBINATION

       The Companies are commonly owned by a single shareholder and operate under common management, and have been combined due to their interdependence and form of operations. The combined financial statements include the accounts of the Companies after all intercompany balances have been eliminated.

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Revenue Recognition

       The Companies recognize messenger service revenue when deliveries are completed or services are performed. Facilities management service revenue is recognized in accordance with the terms of the customer contract.

       Property and Equipment

       Property and equipment are recorded at cost less accumulated depreciation. Depreciation is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

           Furniture and fixtures      -  5-7 years - straight-line basis
           Computer software           -  5 years - straight-line basis
           Leaseholds                  -  applicable useful life or lease term
                                          if shorter

       Use of estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Income taxes

       New York Document Exchange Corporation and City Courier, Inc., with the consent of its stockholders, have elected under the Internal Revenue and the New York State Tax Codes to be S corporations. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore no provision or liability for federal income tax has been included in the financial statements. Provision for New York state income taxes has been included to the extent the corporate tax rate exceeds the highest personal income tax rate. The City of New York does not recognize S corporation status, therefore, a provision has been made for New York City corporation taxes.

       Eastside-Westside, Inc., is a C corporation, as such the financial statements include a provision for federal, state and local corporation taxes.

       Fair Value of Financial Instruments

       The financial statements include the following financial instruments: cash, trade accounts receivable, due from affiliates, stockholders' loans receivable, accounts payable, and the bank indebtedness. With the exception of the bank indebtedness, no separate comparison of fair values is presented for the aforementioned financial instruments since their fair values are not significantly different that their balance sheet carrying values. Based upon prevailing market interest rates, the fair value of the bank indebtedness approximates its carrying value.

4.     OTHER CURRENT ASSETS

       Other current assets consist of the following:

       Employee and messenger loans and advances            $ 45,328
       Prepaid expenses                                       25,599
       Prepaid insurance                                      67,993
                                                            --------
                                                            $138,920
                                                            ========

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

5.     PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

 Furniture and equipment                               $479,307
 Computer software                                        6,719
 Leasehold improvements                                  26,263
                                                       --------
                                                        512,289
 Accumulated depreciation                               418,077
                                                       --------
                                                       $ 94,212
                                                       ========

       Included in property and equipment are assets recorded under capital leases aggregating $75,454, with related accumulated depreciation of $21,877.

6.     INTANGIBLES

       Intangibles, arising from the purchase of assets of another company, are carried at cost and amortized on a straight-line basis over the life of the agreements or a period of 5 to 10 years. Intangibles consist of the following:

Covenant not to compete              $239,925
Customer lists                         38,388
Customer contracts                     50,383
Organizational costs                   28,161
                                     --------
                                      356,857
Accumulated amortization              348,253
                                     --------
                                     $  8,604
                                     ========

7.     LINE OF CREDIT

       The line of credit is due on demand. The balance represents the amount drawn on a $300,000 revolving line of credit. The outstanding balance may not exceed 80% of eligible accounts receivable as defined. The loan is evidenced by ninety-day notes which bear interest at the prime rate plus 2%. The loan is guaranteed by the stockholders' of the Companies. Interest on the note payable for the year amounted to $17,887.

       The stockholders of the Companies have negotiated a credit facility with a bank, whereby the stockholders may borrow up to $750,000 under a demand note payable, bearing interest at the bank's base lending rate plus 1% per annum. The proceeds of this loan are for the direct use of the Companies. Borrowings under this agreement have been guaranteed by the stockholders, with a cross guaranty by the Companies. The bank has further secured the loan by a lien on the Companies' assets. At May 31, 1997 no outstanding balance existed. Interest expense incurred during the year related to this loan amounted to $19,601.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

8.     LEASES

       The Companies are obligated under various non-cancellable capital and operating leases for computer and office equipment, and storage space. Rent expense, under the operating leases aggregated $180,521, for the year ended May 31, 1997. Minimum future rental commitments under the capital and operating leases at May 31, 1997 are as follows:

                                          Capital
                                           Lease         Operating
                                         Obligations       Leases
                                         -----------       ------
1998                                      $ 30,249        $148,442
1999                                        15,241         113,510
2000                                          --           108,417
2001                                          --            72,117
2002                                          --            40,058
                                          --------        --------
TOTAL MINIMUM PAYMENTS                      45,490        $482,544
                                                          ========
LESS:  AMOUNT REPRESENTING INTEREST         (4,893)
                                          --------
TOTAL PRESENT VALUE OF NET MINIMUM
   LEASE PAYMENTS AT MAY 31, 1997           40,597
LESS:  CURRENT PORTION                     (26,225)
                                          --------
LONG-TERM PORTION                         $ 14,372
                                          ========

       Interest expense includes $8,900 with respect to these capital lease obligations.

9.     ACCRUED DEATH BENEFIT

       On August 15, 1996 Eastside-Westside, Inc. entered into a salary continuation and death benefit agreement with a stockholder. The agreement stated that in the event of the stockholder's death, which occurred in November 1996, the spouse or the estate is entitled to receive weekly payments for a period of ten years, and other related benefits. If during the term of the agreement, Eastside-Westside, Inc. is sold, the spouse or the estate then becomes entitled to receive immediate payment. This amount is estimated at $1,500,000 and due to the pending sale of Eastside-Westside, Inc. the amount has been accrued as a current liability and included in the determination of the net loss for the year.

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

10.    PROVISION FOR FEDERAL, STATE AND LOCAL INCOME TAXES

       Provisions for federal, state and local income taxes consist of the following:

                             Current         Deferred          Total
                             -------         --------          -----
Federal                    $  80,740        $ (40,535)       $ 40,205
State                         32,090           (9,110)         22,980
Local                         42,215            8,390          50,605
                           ---------        ---------        --------
                           $ 155,045        $ (41,255)       $113,790
                           =========        =========        ========

       Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

       The sources of the net deferred tax liability relate
         to differences between accrual and cash accounting        $  413,823
                                                                   ==========

       In addition to the amount disclosed above, there is a potential tax benefit of approximately $680,000 related to the death benefit expense, which has been offset by a valuation allowance.

       The effective tax rate on income before taxes differs from the United States statutory rate. The following summary reconciles taxes at the United States statutory rate with the effective rates:

Taxes on income at U.S. statutory rate                               34.0%

Increase (reduction) in taxes resulting from

   State and local income taxes (net of federal tax benefit)          9.0

   Corporations taxed as electing S corporation status              (25.2)

   Vacation allowance                                               (32.9)

   Other                                                              3.3
                                                                    -----
Taxes on income at effective rates                                  (11.8)%
                                                                    =====

NEW YORK DOCUMENT EXCHANGE CORPORATION,
EASTSIDE-WESTSIDE, INC., AND CITY COURIER, INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
MAY 31, 1997
-------------------------------------------------------------------------------

11.    RELATED PARTY TRANSACTIONS

       The Companies have advanced funds to three of their stockholders which are non-interest bearing and are due on demand. Amounts due to the Companies from these stockholders totalled $296,495 as of May 31, 1997.

       The Companies provide services to a company which is controlled by a stockholder. $1,888,035 is included in revenue. At May 31, 1997 the balance due from this Company totalled $19,579.

       New York Document Exchange Corporation utilizes the services of independent contractors that are employed by a company which is controlled by a stockholder. For the year ended May 31, 1997, $1,888,035 of services are included in Trucking expense. At May 31, 1997 $62,565 is owed to the Companies.

12.    COMMITMENTS AND CONTINGENCIES

       New York Document Exchange Corporation and City Courier, Inc. are currently being audited by the United States Department of Labor, Wage and Hour Division, to determine if they are in compliance with the Fair Labor Standards Act. To date, the Department of Labor has not issued an assessment nor has it quantified the amount of back wages, if any, that may be due as a result of the examination.

13.    LETTER OF INTENT

       On May 15, 1997, holders of the Companies' voting common stock signed a non-binding letter of intent to sell all of the Companies' common stock. There can be no assurances the sale will be completed.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

2.1 Stock Purchase Agreement dated September 30, 1997 by and among Dynamex Inc. and the Shareholders of City Courier, Inc., New York Document Exchange Corporation and Eastside/Westside, Inc.